                                                         Exhibit No. EX-99.e.1.a

                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                     (Amended, Effective September 29, 2006)

Name of Fund

Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)
Gartmore Growth Fund (formerly Nationwide Growth Fund)
Gartmore  Mid  Cap  Growth  Leaders  Fund  (formerly   Millennium  Growth  Fund,
     Nationwide New Economy Fund and Nationwide Mid Cap Growth Fund)
Gartmore Bond Fund (formerly Nationwide Bond Fund)
Gartmore Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund)
Gartmore Government Bond Fund (formerly Nationwide  Intermediate U.S. Government
     Bond Fund and Nationwide Government Bond Fund)
Gartmore Money Market Fund (formerly Nationwide Money Market Fund)
Gartmore  Large Cap  Value  Fund  (formerly  Prestige  Large Cap Value  Fund and
     Nationwide Large Cap Value Fund)
Gartmore Small Cap Fund (formerly  Nationwide  Small Cap Fund and Prestige Small
     Cap Fund)
Gartmore Short Duration Bond Fund (formerly  Morley Capital  Accumulation  Fund,
     Nationwide  Morley Capital  Accumulation  Fund and Gartmore  Morley Capital
     Accumulation Fund)
Gartmore Enhanced Income Fund (formerly Gartmore Morley Enhanced Income Fund and
     Morley Enhanced Income Fund)
Gartmore U.S. Growth Leaders Fund (formerly  Nationwide  Focus Fund and Gartmore
     Growth 20 Fund)
Gartmore Value Opportunities Fund (formerly Nationwide Value Opportunities Fund)
Gartmore High Yield Bond Fund (formerly Nationwide High Yield Bond Fund)
Gartmore S&P 500 Index Fund (formerly Nationwide S&P 500 Index Fund)
Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund)
Gartmore Mid Cap Market  Index Fund  (formerly  Nationwide  Mid Cap Market Index
     Fund)
Gartmore International Index Fund (formerly Nationwide International Index Fund)
Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund)
Gartmore Investor  Destinations  Aggressive Fund (formerly Investor Destinations
     Aggressive Fund and Nationwide Investor Destinations Aggressive Fund)
Gartmore Investor  Destinations  Moderately  Aggressive Fund (formerly  Investor
     Destinations   Moderately   Aggressive   Fund   and   Nationwide   Investor
     Destinations Moderately Aggressive Fund)
Gartmore Investor  Destinations  Moderate Fund (formerly  Investor  Destinations
     Moderate Fund and Nationwide Investor Destinations Moderate Fund)
Gartmore Investor Destinations  Moderately  Conservative Fund (formerly Investor
     Destinations   Moderately   Conservative   Fund  and  Nationwide   Investor
     Destinations Moderately Conservative Fund)
Gartmore Investor Destinations Conservative Fund (formerly Investor Destinations
     Conservative Fund and Nationwide Investor Destinations Conservative Fund)

                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                     (Amended, Effective September 29, 2006)
                                     Page 2

NorthPointe Small Cap Value Fund
NorthPointe Small Cap Growth Fund
Gartmore Global Technology and Communications  Fund (formerly  Nationwide Global
     Technology and Communications Fund)
Gartmore Global Health Sciences Fund (formerly  Nationwide  Global Life Sciences
     Fund)
Gartmore Emerging Markets Fund
Gartmore International Growth Fund
Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund)
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund)
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore U.S Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity
     Plus Fund)
Gartmore Convertible Fund
Gartmore China Opportunities Fund
Gartmore Global Natural Resources Fund
Gartmore Optimal Allocations Fund: Aggressive
Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Specialty
Gartmore Small Cap Leaders Fund
Gartmore Hedged Core Equity Fund
Gartmore Small Cap Growth Opportunities Fund
Gartmore Small Cap Value Fund
Gartmore Small Cap Core Fund
Gartmore Market Neutral Fund